UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

OCULAR THERAPEUTIX, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Crosby Drive

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Several changes to the membership of the Board of Directors (the “Board”) of Ocular Therapeutix, Inc. (the “Company”) are expected to occur in connection with the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”) scheduled to be held on Tuesday, June 11, 2019.

On April 17, 2019, W. James O’Shea notified the Company of his resignation as a member of the Board, effective and contingent upon the conclusion of the 2019 Annual Meeting. Mr. O’Shea is a class I director whose term was otherwise scheduled to expire at the Company’s annual meeting of stockholders to be held in 2021. Mr. O’Shea’s resignation from the Board was not the result of any disagreement with the Company.

In addition, the Board has nominated Seung Suh (Stanley) Hong for election as a class II director to assume the Board seat currently occupied by Jaswinder Chadha. Mr. Chadha’s term as a director is scheduled to expire at the 2019 Annual Meeting. The decision to nominate Dr. Hong was not the result of any disagreement between Mr. Chadha and the Company. Dr. Hong has served as a consultant to a number of biopharmaceutical companies since March 2019. From April 2002 to January 2019, he served in various capacities at Celltrion Inc., a biopharmaceutical company, including as President of Celltrion Healthcare Japan and Senior Advisor from January 2016 to January 2019; as President and Chief Executive Officer of Celltrion Healthcare Co., Ltd. from November 2014 to December 2015; and as President of Research and Development from April 2002 to November 2014. Dr. Hong received a B.S. in Agricultural Chemistry, a M.S. in Industrial Enzymology, and a Ph.D. in Enzymology and Fermentation from Seoul National University. Dr. Hong also participated in post-doctoral studies at the University of Wisconsin-Madison.

Following the 2019 Annual Meeting, it is expected that the Board will consist of eight members with no vacancies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: April 23, 2019	By:	/s/ Donald Notman
Donald Notman
Chief Financial Officer